                                                                   EXHIBIT 10.1


                        SC INTERNATIONAL SERVICES, INC.

             $300,000,000 9 1/4% Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT


                                                                 August 22, 1997



BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC
c/o BT Securities Corporation
    One Bankers Trust Plaza
    New York, New York  10005

Ladies and Gentlemen:

            SC International Services, Inc., a Delaware corporation (the "Issuer"), Sky Chefs, Inc., a Delaware corporation ("Sky Chefs"), Caterair International, Inc. (II), a Delaware corporation ("CII"), each of the other wholly owned domestic subsidiaries of the Issuer identified on the signature pages hereof (the "Additional Guarantors") and Caterair International Corporation, a Delaware corporation ("Caterair"), hereby confirm their agreement with you (the "Initial Purchasers"), as set forth below.

         1. The Securities. Subject to the terms and conditions herein contained, the Issuer proposes to issue and sell to the Initial Purchasers $300,000,000 aggregate principal amount of its 9 1/4% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be unconditionally guaranteed (the "Guarantees") on a joint and several basis by each of Sky Chefs, CII, the Additional Guarantors and Caterair (collectively, the "Guarantors"). The Notes and the related Guarantees will be issued pursuant to an Indenture (the "Indenture") by and among the Issuer, the Guarantors and The Bank of New York, as trustee (the "Trustee"). The Notes and the related Guarantees are hereinafter referred to collectively as the "Securities."

            The Securities are being issued and sold in connection with the repayment and retirement of the Issuer's and Caterair's term loan indebtedness under the Credit Agreement, dated as of September 29, 1995, among the Issuer, Caterair, Caterair Holdings, Onex Food Services, Inc. and the lenders named therein (the "Existing Credit Agreement"). The financing will consist of a senior secured revolving credit agreement among the Issuer, certain other parties and certain lenders (the "SCIS Credit Agreement") and a senior secured credit agreement among Caterair, the Issuer, certain other parties and certain lenders (the "Caterair Credit Agreement," and together with the SCIS Credit Agreement, the "Senior Bank Financing").

            The Securities will be offered and sold to you without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

            In connection with the sale of the Securities, the Issuer has prepared a preliminary offering memorandum, dated August 7, 1997 (the "Preliminary Memorandum"), and a final offering memorandum, dated August 22, 1997 (the "Final Memorandum," the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "Memorandum"), setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Issuer and any material developments relating to the Issuer occurring after the date of the most recent historical financial statements included therein.

            The Issuer and the Guarantors understand that the Initial Purchasers propose to make an offering of the Securities only on the terms and in the manner set forth in the Final Memorandum and Section 8 hereof as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers" or "QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, and outside the United States to certain persons in reliance on Regulation S under the Act.

            The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which the Issuer and the Guarantors have agreed, among other things, to file a registration statement (the "Registration Statement") with the Securities and Ex-change Commission (the "Commission") registering the Exchange Notes (as defined in the Registration Rights Agreement) under the Act. Sky Chefs, CII and the Additional Guarantors are hereinafter referred to collectively as the "Subsidiary Guarantors." The Purchase Agreement (this "Agreement"), the Notes, the Guarantees, the Exchange Notes, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

         2. Representations and Warranties. The Issuer and the Guarantors, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers that:

                  (a) Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished to the Issuer in writing by the Initial Purchasers expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

                  (b) Each of the Issuer and its subsidiaries set forth under the caption "Subsidiaries" on Schedule A hereto (the "Issuer Subsidiaries") and each of Caterair and its subsidiaries set forth under the caption "Subsidiaries" on Schedule A hereto (the "Caterair Subsidiaries" and collectively with the Issuer Subsidiaries, the "Subsidiaries" and each, a "Subsidiary") has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own or lease its properties and conduct its businesses as now conducted as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, condition (financial or other) or results of operations of the Issuer, Caterair and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect"); the Issuer and Caterair, respectively, had, as of June 30, 1997, the capitalization set forth under the caption "Historical" of the Capitalization section of the Final Memorandum, and immediately after the Closing Date will have the capitalization set forth under the caption "Pro Forma" of the Capitalization section of the Final Memorandum; none of the Issuer, Caterair or any of the Subsidiaries owns, directly or indirectly, any of the capital stock or other equity securities of any other person other than those persons set forth under the caption "Joint Ventures" on Schedule A (the "Joint Ventures"); except as to the Joint Ventures, with respect to the Issuer, neither the Issuer nor Caterair owns, directly or indirectly any capital stock or other equity securities of any other person other than those persons set forth under the caption "Subsidiaries" on Schedule A; the outstanding shares of capital stock of the Issuer, Caterair and each of the Subsidiaries and, to the knowledge of the Issuer, the Joint Ventures have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights granted by such person; except as described in the Final Memorandum or disclosed on Schedule A hereto, all of the outstanding shares of capital stock of each of the Subsidiaries and, to the knowledge of the Issuer, the Joint Ventures are owned beneficially by the Issuer, Caterair or a Subsidiary, free and clear of all liens, encumbrances, security interests, mortgages, pledges, charges or claims other than those under the Existing Credit Agreement or the Senior Bank Financing or with respect to certain foreign Subsidiaries, that are not directly or indirectly wholly-owned Subsidiaries of the Issuer, restrictions on transfer and other liens contained in their respective organizational documents; and except as described in the Final Memorandum, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest in the Issuer, Caterair or any of the Issuer Subsidiaries.

                  (c) Each of the Issuer, Caterair and the Subsidiary Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Issuer, Caterair and each of the Subsidiary Guarantors.
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                                      -5-



                  (d) Each of the Issuer, Caterair and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture, the Notes, the Exchange Notes, the Private Exchange Notes and the Guarantees of Caterair and the Subsidiary Guarantors. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly authorized by the Issuer, Caterair and each of the Subsidiary Guarantors and, when executed and delivered by the Issuer, Caterair and each of the Subsidiary Guarantors (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute a valid and legally binding agreement of the Issuer, Caterair and each of the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) and except that a waiver of rights under any usury laws may be unenforceable.

                  (e) The Notes, the Exchange Notes and the Private Exchange Notes (as defined in the Registration Rights Agreement) have each been duly and validly authorized by the Issuer and, when executed by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture, and, in the case of the Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) and except that a waiver of rights under any usury laws may be unenforceable.

                  (f) The Guarantees of Caterair and the Subsidiary Guarantors endorsed on the Notes have been duly authorized by each of Caterair and the Subsidiary Guarantors and, when executed and delivered by Caterair and each of the Subsidiary Guarantors, will, upon the execution, authentication and delivery of the Notes and payment therefor, be valid and binding obligations of each of Caterair and the Subsidiary Guarantors, enforceable against Caterair and such Subsidiary Guarantors in accordance with their terms, subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and
         (y) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) and except that a waiver of rights under any usury laws may be unenforceable.

                  (g) Each of the Issuer, Caterair and the Subsidiary Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by each of the Issuer, Caterair and the Subsidiary Guarantors and, when executed and delivered by the Issuer, Caterair and each of the Subsidiary Guarantors (assuming due authorization, execution and delivery by the other parties thereto), will have been duly executed and delivered and will constitute valid and legally binding agreement of each of the Issuer, Caterair and the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, (A) subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (B) except that any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (h) Except as described in the Final Memorandum, no consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement by the Issuer, Caterair and the Subsidiary Guarantors or the consummation by them of the other transactions contemplated under any of the Operative Documents, except (i) such as have been obtained, (ii) such as may be required under the Act, the TIA or state securities or "Blue Sky" laws in connection with the transactions contemplated by the Registration Rights Agreement, (iii) such as may be required under "Blue Sky" laws in connection with the transactions contemplated by this Agreement or
         (iv) where the failure to obtain any such consent, approval, authorization or order would not have a Material Adverse Effect. None of the Issuer, Caterair or any Subsidiary is (A) in violation of its certificate of incorporation, bylaws or any other organizational documents, except for violations with respect to foreign Subsidiaries which, in the aggregate, would not have a Material Adverse Effect, (B) in violation of any statute, judgment, decree, order, rule or regulation applicable to the Issuer, Caterair or any Subsidiary, which violation would have a Material Adverse Effect, or (C) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or other agreement or instrument to which the Issuer, Caterair or any Subsidiary is a party or to which any of them or their respective properties is subject, which default would have a Material Adverse Effect.

                  (i) The execution, delivery and performance by the Issuer, Caterair and each of the Subsidiary Guarantors of this Agreement, the Notes, the Exchange Notes, the Private Exchange Notes, the Registration Rights Agreement, the Guarantees of Caterair and the Subsidiary Guarantors, the Indenture, and the consummation by the Issuer, Caterair and each of the Subsidiary Guarantors of the transactions contemplated hereby and thereby will not (after giving effect to all amendments or waivers obtained on or prior to the Closing Date) conflict with or constitute or result in a breach or violation by the Issuer, Caterair or any Subsidiary of (A) any of the terms or provisions of, or constitute a default by the Issuer, Caterair or any Subsidiary under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which any such person is a party or to which any of them or their respective properties is subject, which conflict, breach, violation or default would have a Material Adverse Effect, (B) the certificate of incorporation, bylaws or any other organizational documents of any such person, except for violations with respect to foreign Subsidiaries which, in the aggregate, would not have a Material Adverse Effect, or (C) any statute, judgment, decree, order, rule or regulation (excluding state securities and "Blue Sky" laws) of any court or governmental agency or other body applicable to any such person, or any of their respective properties, which conflict, breach, violation or default would have a Material Adverse Effect.

                  (j) To the best knowledge of the Issuer and the Guarantors, each of the Issuer, Caterair and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made or will have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals necessary to own or lease, as the case may be, and to operate its properties and to conduct its business as now conducted ("Permits"), except where the failure to have or obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; to the best knowledge of the Issuer and the Guarantors, each of the Issuer, Caterair and the Subsidiaries has fulfilled and performed in all material respects its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and to the best knowledge of the Issuer and the Guarantors, none of the Issuer, Caterair or any Subsidiary has received any notice in writing of any proceeding relating to revocation or modification of any material Permit, except as described in the Final Memorandum or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

                  (k) Each of the Notes, the Exchange Notes, the Guarantees, the Indenture, the Registration Rights Agreement and this Agreement each conform in all material respects to the respective description thereof in the Final Memorandum.

                  (l) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (A) each of the Issuer, Caterair and the Subsidiaries is in compliance with and not subject to liability under any applicable Environmental Laws, (B) to the best knowledge of the Issuer and the Guarantor, each of the Issuer and the Guarantors has made all material filings and provided all material notices required under any applicable Environmental Laws, and has and is in compliance with all permits, licenses, authorizations and approvals in all material respects required under any applicable Environmental Laws and each of them is in full force and effect in all material respects, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the best knowledge of the Issuer, Caterair or any of the Subsidiary Guarantors, threatened in writing against the Issuer, Caterair or any of the Subsidiaries under any Environmental Law, (D) no lien has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Issuer, Caterair or any of the Subsidiaries, (E) none of the Issuer nor any of the Subsidiaries has received notice in writing that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law, (F) no property or facility of the Issuer, Caterair or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

                  For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety from environmental effects or protection of the environment, including, without limitation, laws relating to (A) emissions, discharges, releases or threatened releases of hazardous materials, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (B) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (C) underground and above ground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

                  (m) The audited consolidated financial statements and schedules of the Issuer and Caterair, respectively, included in the Final Memorandum present fairly the consolidated financial position, results of operations and cash flows of the Issuer and Caterair, respectively, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and the unaudited consolidated financial statements of the Issuer and Caterair, respectively, and the related notes included in the Final Memorandum, if any, present fairly the consolidated financial position, results of operations and cash flows of the Issuer and Caterair, respectively, at the dates and for the periods to which they relate, subject to year-end audit adjustments and the omission of notes, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein.

                  The pro forma financial information (including the notes thereto) included in the Final Memorandum (A) present fairly in all material respects the information shown therein, (B) have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Commission's published rules and guidelines with respect to pro forma financial statements and (C) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions, combinations or circumstances referred to therein.

                  Coopers & Lybrand LLP, which has audited certain of such financial statements and schedules as set forth in their reports included in the Final Memorandum, is an independent public accounting firm as required by the Act.

                  Arthur Andersen LLP, which has audited certain of such financial statements and schedules as set forth in their reports included in the Final Memorandum, is an independent public accounting firm as required by the Act.

                  (n) Except as described in the Final Memorandum, there is not pending or, to the best knowledge of the Issuer, Caterair or any of the Guarantors, threatened in writing any action, suit, proceeding, inquiry or investigation to which the Issuer, Caterair or any of the Subsidiaries, or to which the property of the Issuer, Caterair or any of the Subsidiaries, is subject, before or brought by any court or governmental agency or body, that, in the aggregate, would have a Material Adverse Effect.

                  (o) Each of the Issuer, Caterair and the Subsidiaries has, and immediately after the Closing Date will have (A) good and marketable title to all of the real property and good title to all of the personal property owned by it or purported to be owned by it, and, as of the Closing Date, such title will be free and clear of all liens, except for liens which would be permitted under the Indenture, and (B) a valid leasehold interest in the real and personal property leased by it, or purported to be leased by it, except for such liens and defects that, in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Issuer and the Guarantors, each of the Issuer, Caterair and the Issuer Subsidiaries operates all material real and personal property leased by it under valid and enforceable leases and has performed in all material respects the obligations required to be performed by it with respect to each such lease, except for such leases and obligations which, in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Issuer and the Guarantors, all tangible assets and properties of the Issuer, Caterair and each of the Issuer Subsidiaries are in good working order (subject to ordinary wear and tear) and are adequate for the uses to which they are being put, except as would not have a Material Adverse Effect.

                  (p) To the best knowledge of the Issuer and the Guarantors, each of the Issuer, Caterair and the Issuer Subsidiaries owns, or is licensed under, and has the right to use, all patents, trademarks, service marks, trade names, copyrights and know-how (collectively, "Intellectual Property") used in, or necessary for the conduct of, its business as currently conducted, except for such ownership or licensing defects which, singly or in the aggregate, would not have a Material Adverse

         Effect, and the transactions contemplated hereby will not alter or impair any such rights, except for such alterations or impairments as would not have a Material Adverse Effect. To the best knowledge of the Issuer and the Guarantors, no claims have been asserted in writing by any person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto, except for such claims as would not have a Material Adverse Effect. To the best knowledge of the Issuer, Caterair and the Guarantors, there is no valid basis for any such claim and the use of such Intellectual Property by the Issuer, Caterair and the Subsidiaries does not infringe on the rights of any person, except for such claim or infringement which would not have a Material Adverse Effect.

                  (q) Subsequent to the respective dates as of which information is given in the Final Memorandum and except as described therein or contemplated thereby, (A) neither the Issuer nor Caterair has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and (B) neither the Issuer nor Caterair has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock.

                  (r) Each of the Issuer, Caterair and the Subsidiaries has filed all material federal, state, local and foreign income and franchise tax returns, except where the failure to so file such returns would not have a Material Adverse Effect. All taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from the Issuer, Caterair or any of the Subsidiaries that are due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest and for which an adequate reserve or accrual has been established in accordance with generally accepted accounting principles, and except where the failure so to pay would not have, singly or in the aggregate, a Material Adverse Effect. The Issuer, Caterair and the Guarantors know of no actual or proposed additional tax assessments for any fiscal period against the Issuer, Caterair or any of the Subsidiaries that, singly or in the aggregate, would have a Material Adverse Effect.

                  (s) There are no legal or governmental proceedings involving or affecting the Issuer, Caterair or any Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

                  (t) Except as disclosed in the Final Memorandum, there are, and immediately following consummation of the transactions contemplated by this Agreement there will be, no consensual encumbrances or restrictions on the ability of any subsidiary of the Issuer (A) to pay dividends or make any other distributions on such subsidiary's capital stock or to pay any indebtedness owed to the Issuer or any subsidiary of the Issuer; (B) to make any loans or advances to, or investments in, the Issuer or any of its other subsidiaries; or (C) to transfer any of its property or assets to the Issuer or any of its other subsidiaries, other than encumbrances or restrictions (i) of a type described in the Final Memorandum, (ii) imposed by any agreement, lease or permit entered into or obtained in the ordinary course of business in connection with the operation of flight kitchens, (iii) arising pursuant to the Existing Credit Agreement or the Senior Bank Financing, or (iv) which, in the aggregate, would not have a Material Adverse Effect. Except as disclosed in the Final Memorandum, there are, and immediately following consummation of the transactions contemplated by this Agreement there will be, no consensual encumbrances or restrictions on the ability of any subsidiary of Caterair (A) to pay dividends or make other distributions on such subsidiary's capital stock or to pay any indebtedness owed to Caterair or any subsidiary of Caterair; (B) to make any loans or advances to, or investments in, Caterair or any of its other subsidiaries; or (C) to transfer any of its property or assets to Caterair or any of its other subsidiaries, other than encumbrances or restrictions (i) of a type described in the Final Memorandum, (ii) imposed by any agreement, lease or permit entered into or obtained in the ordinary course of business in connection with the operation of flight kitchens, (iii) arising pursuant the Existing Credit Agreement or the Senior Bank Financing, or
         (iv) which, in the aggregate, would not have a Material Adverse Effect.

                  (u) None of the Issuer, Caterair or any of the Subsidiaries, nor any agent acting on behalf of any of them, has taken or will take any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System as in effect on the Closing Date.

                  (v) None of the Issuer, Caterair or any of the Subsidiaries is now, or after giving effect to the issuance of the Securities and the consummation of the transactions contemplated by this Agreement will be, an "investment company" or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (w) None of the Issuer, Caterair or any of the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

                  (x) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Issuer and Caterair believe to be reliable and accurate.

                  (y) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Issuer, Caterair or the Subsidiaries or, to the knowledge of the Issuer, the Joint Ventures, which is pending or, to the knowledge of the Issuer or Caterair, threatened in writing, which would have a Material Adverse Effect.

                  (z) Each of the Issuer, Caterair and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for assets is compared with existing assets at reasonable intervals.


                  (aa) None of the Issuer, Caterair or any of the Subsidiaries nor any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                  (bb) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA.

                  (cc) No securities of the Issuer, Caterair or any Subsidiary Guarantor are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  Any certificate signed by any officer of the Issuer or any Subsidiary Guarantors and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by the Issuer and each of the Subsidiaries to each Initial Purchaser as to the matters covered thereby.

         3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuer agrees to issue and sell to each of the Initial Purchasers, and each of the Initial Purchasers severally agrees to purchase from the Issuer, at a purchase price of 97.072% of their principal amount, the respective principal amounts of the Securities set forth opposite their names on Exhibit A hereto. The obligations of the Initial Purchasers under this Agreement are several and not joint. One or more certificates in definitive form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as each Initial Purchasers requests upon notice to the Issuer at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuer, against pay-ment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer of immediately available funds. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York time, on August 28, 1997, or at such other place, time or date as the Initial Purchasers and the Issuer may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date". The Issuer will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices in New York, New York of BT Securities Corporation at least 24 hours prior to the Closing Date.

         4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms and in the manner set forth in the Final Memorandum as soon as practicable after this Agreement is entered into and as in the sole judgment of the Initial Purchasers is advisable.

         5. Certain Covenants. The Issuer and the Guarantors covenant and agree with each of the Initial Purchasers that:

                  (a) The Issuer will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchasers and counsel to the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent, which consent shall not be unreasonably withheld. The Issuer will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

                  (b) The Issuer and the Guarantors will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualification in effect for as long as may be necessary to complete the resale of the Securities by the Initial Purchasers; provided, however, that in connection therewith none of the Issuer or any Guarantor shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to any tax in any such jurisdiction where it is not then so subject.

                  (c) If, at any time prior to the completion of the distribution by the Initial Purchasers of the Notes or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum in order to comply with applicable law, the Issuer will promptly notify the Initial Purchasers thereof and will prepare, at the Issuer's expense, an amendment to the Final Memorandum that corrects such statement or omission or effects such compliance.

                  (d) The Issuer will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

                  (e) The Issuer will apply the net proceeds from the sale of the Securities substantially as set forth under "Use of Proceeds" in the Final Memorandum.

                  (f) For so long as any Securities remain outstanding, the Issuer will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Issuer to the Trustee or the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Issuer with the Commission or any national securities exchange on which any class of securities of the Issuer may be listed.

                  (g) None of the Issuer or the Guarantors will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering of the Securities within the meaning of Section 4(2) of the Act.

                  (h) For so long as any of the Securities remain outstanding, the Issuer will make available, upon request, to any holder of such Securities which is subject to transfer restrictions and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Issuer is then subject to Section 13 or 15(d) of the Exchange Act.

                  (i) The Issuer and each Guarantor will use its reasonable best efforts to (i) permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "Portal Market") and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (j) In connection with Securities offered and sold in an off-shore transaction (as defined in Regulation S) the Issuer will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

                  (k) The Issuer and the Guarantors will promptly (and in any event, not later than the Closing Date) (i) enter into a Dealer-Manager Agreement (the "Dealer Manager Agreement") appointing BT Securities Corporation as Dealer Manager with respect to an Offer to Purchase and Solicitation of Consents with respect to all outstanding 13% Senior Subordinated Notes due 2005 (the "Old Notes") of the Issuer and (ii) commence an Offer to Purchase and Solicitation of Consents pursuant to the terms thereof; and the Issuer will purchase all Old Notes validly tendered pursuant thereto.

         6. Expenses. The Issuer agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Issuer, (iv) the preparation, issuance and delivery to the Initial Purchasers of any certificates evidencing the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) expenses of the Issuer in connection with any meetings with prospective investors in the Securities,
(vii) fees and expenses of the Trustee including reasonable fees and expenses of its counsel, and (viii) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied or because of any failure, refusal or inability on the part of the Issuer to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder, other than by reason of a default by the Initial Purchasers, the Issuer will reimburse the Initial Purchasers upon demand for all reasonable out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities. The Issuer shall not be liable to the Initial Purchasers for loss of contemplated profits from the transactions covered by this Agreement.

         7. Conditions of the Initial Purchasers' Obligations. The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the following conditions:

                  (a) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel for the Issuer and the Guarantors, substantially the form of Exhibit B hereto. References to the Final Memorandum in such opinion shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

                  (b) The Issuer shall have received an opinion, dated the Closing Date, of Kaye, Scholer, Fierman, Hays & Handler, LLP, tax counsel for the Issuer and Guarantors, with respect to certain tax matters related to the Issuer and the Guarantors, in the form of Exhibit C hereto.

                  (c) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Price Waterhouse, LLP, tax advisors to the Issuer and the Guarantors, with respect to certain tax matters related to the Issuer and the Guarantors, in the form of Exhibit D hereto.

                  (d) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, with respect to the sufficiency of certain corporate proceedings and other legal matters relating to this Agreement, and such other related matters as the Initial Purchasers may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Cahill Gordon & Reindel may state that their opinion is limited to matters of New York, Delaware corporate and federal law.

                  (e) The Initial Purchasers shall have received from Coopers & Lybrand LLP, independent public accountants for the Issuer, letters dated, respectively, the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and Cahill Gordon & Reindel, counsel for the Initial Purchasers.

                  (f) The Initial Purchasers shall have received from Arthur Andersen LLP, independent public accountants for Caterair, letters dated, respectively, the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and Cahill Gordon & Reindel, counsel for the Initial Purchasers.

                  (g) The issuance and sale of the Securities pursuant to this Agreement shall not be enjoined (temporarily or permanently) and no action, suit or proceeding shall have been commenced with respect to any court or governmental authority.

                  (h) The Initial Purchasers shall have received a certificate or certificates, dated the Closing Date, of an officer of the Issuer, Caterair and each Guarantor to the effect that to the best of such officers' knowledge after reasonable inquiry:

                           (A) The representations and warranties of the Issuer,
                  Caterair and each of the Subsidiary Guaran-tors in this Agreement, the SCIS Credit Agreement, the Caterair Credit Agreement and the Dealer Manager Agreement are true and correct in all material respects as if made on and as of the Closing Date, and the Issuer, Caterair and each of the Subsidiary Guarantors have performed in all material respects all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

                           (B) At the Closing Date, since the date hereof or
                  since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect; and

                           (C) The sale of the Securities hereunder has not been
                  enjoined (temporarily or permanently).

         (i) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Issuer and the Guarantors and such agreement shall be in full force and effect.

         (j) On or before the Closing Date, the Senior Bank Financing shall have been consummated and the Existing Credit Agreement shall be fully repaid and terminated.

         (k) The Issuer and Caterair, CII and Sky Chefs, as guarantors, and the Bank of New York, as trustee, shall have entered into a supplemental indenture to the indenture dated as of September 15, 1995 (the "Old Indenture") governing the Old Notes which shall be entered into in accordance with the terms of the Old Indenture and shall provide for removal of sections 4.10, 4.11, 4.12, 4.13, 4.17, 4.18, 4.19, 4.20, 4.21, 4.22, and 5.01 of the Old Indenture.

         (l) Caterair shall have received a waiver and an amendment to each of its lease agreements with TriNet Essential Facilities X, Inc. and TriNet Essential Facilities VIII R, Inc. with the effect of eliminating the minimum net worth maintenance covenants therein.

            On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Issuer, Caterair, the Subsidiary Guarantors and their respective subsidiaries as they shall have reasonably requested from the Issuer, Caterair and the Subsidiary Guarantors.

            All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Issuer, Caterair and the Subsidiary Guarantors and their respective subsidiaries shall furnish to the Initial Purchasers such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchasers shall reasonably request.

         8. Offering of Securities; Restrictions on Transfer. Each of the Initial Purchasers represents and warrants (as to itself only) that it is a QIB. Each of the Initial Purchasers agrees with the Issuer (as to itself only) that
(i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Act; provided, however, that in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum.

            Each Initial Purchaser represents and warrants with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; (iii) it has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) it agrees that, at or prior to confirmation of sales of any such Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

      "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available), under the Securities Act. Terms used above have the meaning given to them in Regulation S."

Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

         9. Indemnification and Contribution. (a) The Issuer and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Memorandum or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Issuer or any Guarantor or based upon written information furnished by or on behalf of the Issuer or any Guarantor filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"), or

                  (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Initial Purchasers and each such controlling person for any reasonable legal or other expenses incurred by such Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Guarantors will not be liable (i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Issuer by any Initial Purchaser specifically for use therein or (ii) with respect to the Preliminary Memorandum, to the extent that any such loss, claim, damage or liability arises solely from the fact that the Initial Purchasers sold Securities to a person to whom there was not sent or given a copy of the Final Memorandum (as amended or supplemented) at or prior to the written confirmation of such sale if the Issuer shall have previously furnished copies thereof to the Initial Purchasers in accordance with Section 5(d) hereof and the Final Memorandum (as amended or supplemented) would have corrected any such untrue statement or omission. This indemnity agreement will be in addition to any liability that the Issuer and the Guarantors may otherwise have to the indemnified parties. The Issuer and the Guarantors shall not be liable under this paragraph (a) for any settlement of any claim or action effected without their prior written consent, which consent shall not be unreasonably withheld or delayed.

            The Initial Purchasers shall not, without the prior written consent of the Issuer and the Guarantors, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Issuer or any of the Guarantors is or could have been a party, or indemnity could have been sought hereunder by the Issuer or the Guarantor, unless such settlement (A) includes an unconditional written release of the Issuer and the Guarantors, in form and substance reasonably satisfactory to the Issuer and the Guarantors, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Issuer or the Guarantors.

         (b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Issuer and the Guarantors, their respective directors, employees, agents and representatives and each person, if any, who controls the Issuer or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Issuer or any Guarantor or any such director, officer, employee, agent, representative or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendments or supplement thereto or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Issuer by any Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, the Issuer or any Guarantor or any such director, officer, employee, agent, representative or controlling person for any legal or other expenses reasonably incurred by any such person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that such Initial Purchaser may otherwise have to the indemnified parties. None of the Initial Purchasers shall be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld or delayed.

            Neither the Issuer nor any Guarantor shall, without the prior written consent of each Initial Purchaser affected thereby, effect any settlement or compromise of any pending or threatened proceeding in respect of which such Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by such Initial Purchaser, unless such settlement (A) includes an unconditional written release of such Initial Purchaser, in form and substance reasonably satisfactory to such Initial Purchaser, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Initial Purchaser.

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying of substantial rights and defenses. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnifying party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and reasonable approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, already incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this
Section 9 or the Issuer or any Guarantor in the case of paragraph (b) of this
Section 9, representing all indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or
(ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnifying party waived its rights under this
Section 9, in which case the indemnified party may effect such a settlement without such consent.

         (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuer and the Guarantors on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses other than discounts and commissions) received by the Issuer bear to the total discounts and commissions received by the such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors on the one hand, or the Initial Purchasers on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuer, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this para-graph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director, officer, employee, representative and agent of the Issuer and the Guarantors and each person, if any, who controls the Issuer or any Guarantor within the meaning of Section 15 of the Act of Section 20 of the Exchange Act shall have the same rights to contribution as the Issuer and the Guarantors.

         10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Issuer, the Guarantors, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuer and the Guarantors, any of their respective officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities, and shall be binding upon, and shall inure to the benefit of, any successors, assigns, heirs and personal representatives of the Issuer and the Guarantors, the Initial Purchasers and the indemnified parties referred to in Section 9 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Issuer and the Guarantors in writing given prior to the Closing Date in the event that the Issuer or any of the Guarantors shall have failed, refused or been unable to perform in all material respects all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or if at or prior to the Closing Date:

                  (i) the Issuer, Caterair or any of the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchasers, any Material Adverse Change, or any development involving a prospective Material Adverse Change (including without limitation a change in management or control of the Issuer), except in each case as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto);

                  (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

                  (iii) a banking moratorium shall have been declared by New York or United States authorities;

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (c) any material change in the financial markets of the United States which, in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

                  (v) any securities of the Issuer shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

         (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

         12. Information Supplied by the Initial Purchasers. The statements set forth in the first paragraph on page (i) of the Final Memorandum and the text under the heading "Private Placement" in the Final Memorandum constitute the only information furnished by the Initial Purchasers to the Issuer and the Guarantors for the purposes of this Agreement. The Initial Purchasers confirm that such statements are correct in all material respects.

         13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered or telecopied and confirmed in writing to the Initial Purchasers c/o BT Securities Corporation, One Bankers Trust Plaza, New York, New York 10005, Attention: James

Clayton, and with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: William M. Hartnett, Esq. If sent to the Issuer or any Guarantor, shall be mailed, delivered or telegraphed and confirmed in writing to Issuer or such Guarantor c/o SC International Services, Inc., 524 E. Lamar Blvd., Arlington, Texas 76011-3999, Attention: Patrick Tolbert, with a copy to Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, Attention: Joel I. Greenberg, Esq.

         14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuer, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuer and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control or any of the Initial Purchasers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors, officers, employees, agents and representatives of the Issuer and the Guarantors and any person or persons who control the Issuer and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

         15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

         16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Issuer, the Subsidiary Guarantors and the Initial Purchasers.


                                    Very truly yours,

                                      SC INTERNATIONAL SERVICES, INC.


                                      By: /s/ Thomas J. Lee
                                         ------------------------------------
                                         Name: Thomas J. Lee
                                         Title: Authorized Signatory


                                      SKY CHEFS, INC.


                                      By: /s/ Thomas J. Lee
                                         -----------------------------------
                                          Name: Thomas J. Lee
                                          Title: Authorized Signatory


                                      CATERAIR INTERNATIONAL, INC. (II)


                                      By: /s/ Thomas J. Lee
                                         -----------------------------------
                                          Name: Thomas J. Lee
                                          Title: Authorized Signatory

                                    CATERAIR INTERNATIONAL
                                      TRANSITION CORPORATION
                                    ONEX OHIO ACCEPTANCE CORPORATION
                                    ONEX OHIO FINANCE CORP.
                                    ONEX OHIO FINANCE CORP. II
                                    ONEX OHIO EQUITY CORP.
                                    ONEX OHIO EQUITY CORP. II
                                    ONEX OHIO CREDIT CORP.
                                    ONEX OHIO CREDIT CORP. II
                                    ONEX OHIO CAPITAL CORP.
                                    ONEX OHIO CAPITAL CORP. II
                                    ONEX OHIO FISCAL CORP.
                                    ONEX OHIO FISCAL CORP. II
                                    ONEX OHIO FUNDS CORP.
                                    ONEX OHIO FUNDS CORP. II
                                    ARLINGTON SERVICES, INC.
                                    ARLINGTON SERVICES HOLDING
                                      CORPORATION
                                    SKY CHEFS INTERNATIONAL CORP.
                                    BETHESDA SERVICES, INC
                                    CATERAIR NEW ZEALAND LIMITED
                                      (FORMERLY KNOWN AS BETHESDA
                                      SERVICES HOLDING CORPORATION)
                                    JFK CATERERS, INC.
                                    CATERAIR CONSULTING SERVICES
                                      CORPORATION
                                    WESTERN AIRE CHEF, INC.
                                    CATERAIR AIRPORT PROPERTIES, INC.
                                    CATERAIR ST. THOMAS HOLDING
                                      CORPORATION
                                    SKY CHEFS ARGENTINE, INC.


                                    By: /s/ Thomas J. Lee
                                        ------------------------------------
                                       Name: Thomas J. Lee
                                       Title: Authorized Signatory

                                      CATERAIR INTERNATIONAL CORPORATION


                                      By: /s/ Thomas J. Lee
                                         -----------------------------------
                                          Name: Thomas J. Lee
                                          Title: Authorized Signatory

The foregoing Agreement is hereby

confirmed and accepted as of the
date first above written.

BT SECURITIES CORPORATION


By: /s/ Alan Freedman
    ------------------------------------
    Name: Alan Freedman
    Title: Vice President


J.P. MORGAN SECURITIES INC.


By: /s/ Andrew Holmes
    -------------------------------------
    Name: Andrew Holmes
    Title: Vice President


CREDIT SUISSE FIRST BOSTON
  CORPORATION


By: /s/ Joseph D. Fashano
    -------------------------------------
    Name: Joseph D. Fashano
    Title: Director


GOLDMAN, SACHS & CO.


By: /s/ Goldman, Sachs & Co.
    -------------------------------------
    Name: Matt Leavitt
    Title: Vice President


SMITH BARNEY INC.


By: /s/ Peter P.
    -------------------------------------
    Name: Peter P.
    Title: Director

BANKERS TRUST INTERNATIONAL PLC


By: /s/ Christine Barbella-Foggia
    ---------------------------------
    Name: Christine Barbella-Foggia
    Title: Vice President

                                                                       Exhibit A


                                                         Principal Amount
Initial Purchasers                                       of Notes
------------------                                       ----------------

BT Securities Corporation.......................             $140,000,000
J.P. Morgan Securities Inc......................             $ 60,000,000
Credit Suisse First Boston Corporation..........             $ 30,000,000
Goldman, Sachs & Co.............................             $ 30,000,000
Smith Barney Inc................................             $ 30,000,000
Bankers Trust International PLC.................             $ 10,000,000
                                                             ------------
               Total............................             $300,000,000
                                                             ============

                                                                       Exhibit B


                       [Form of Opinion of Kaye, Scholer,
                          Fierman, Hays & Handler, LLP]

                                                                       Exhibit B

               [KAYE, SCHOLER, FIERMAN, HAYS & HANDLER LETTERHEAD]



                                                                  (212) 836-8000

                                 August 28, 1997


BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC
c/o BT Securities Corporation
One Bankers Trust Plaza
New York, New York 10005

Ladies and Gentlemen:

         We have acted as counsel to SC International Services, Inc., a Delaware corporation (the "ISSUER"), Sky Chefs, Inc., a Delaware corporation ("SKY CHEFS"), Caterair International, Inc. (II), a Delaware corporation ("CII"), Caterair International Corporation, a Delaware corporation ("CATERAIR"), and each of the indirect domestic subsidiaries of the Issuer identified on the signature pages of the Purchase Agreement referred to below (collectively, with Sky Chefs, CII and Caterair, the "GUARANTORS", and each such corporation individually, a "GUARANTOR"), in connection with the execution and delivery of the Purchase Agreement, dated as of August 22, 1997 (the "PURCHASE AGREEMENT"), among the Issuer, the Guarantors, and BT Securities Corporation, J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Smith Barney Inc. and Bankers Trust International PLC, as initial purchasers (collectively, the "INITIAL PURCHASERS"), and the transactions contemplated thereby.

         This opinion letter is delivered to the Initial Purchasers pursuant to
Section 7(a) of the Purchase Agreement. Unless otherwise indicated, capitalized terms used but not defined herein have the meanings set forth in the Purchase Agreement.

         In connection herewith, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents executed on or before the date hereof as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC             2                    August 28, 1997


         We have also examined, and are familiar with, executed originals or copies, certified or otherwise identified to our satisfaction, of such corporate documents and records of the Issuer and each Guarantor, such certificates of public officials and officers of the Issuer and each Guarantor, and such other agreements, instruments and other documents and records and such laws as we have deemed necessary or appropriate for the purposes of this opinion. As to various questions of fact material to our opinion, we have relied to the extent we have deemed proper upon the representations made by the Issuer, each Guarantor and the Initial Purchasers in the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement (collectively, the "DOCUMENTS") and assumed that such parties will comply with the covenants contained in the Documents, and certificates of public officials, officers of the Issuer and each Guarantor and other appropriate persons.

         In our examination, we have assumed the genuineness of all signatures (other than as to the Issuer or any Guarantor), the authenticity, accuracy and completeness of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies (including telecopies) and the authenticity of the originals of such copies.

         The laws covered by the opinions expressed herein are limited to the United States Federal Securities Laws (including the Securities Act of 1933, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company Act of 1940 and the Investment Advisors Act of 1940), Regulation G, T, U and X of the Board of Governors of the Federal Reserve System, the law of the State of New York, and the General Corporation Law of the State of Delaware.

         Based upon and subject to the foregoing and the other limitations, qualifications and assumptions hereinafter set forth, we are of the opinion that:

         1. The Issuer and each Guarantor is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own or lease its properties and conduct its businesses as described in the Final Memorandum and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction identified on Schedule 1 hereto.

         2. To our knowledge based solely on a review of the minute books of the Issuer, Sky Chefs, CII and Caterair and the attached certificates of officers of each of the Issuer,

BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC         3                        August 28, 1997


Sky Chefs, CII and Caterair (the "CERTIFICATES"), at the Closing Date, the issued and outstanding capital stock of (i) the Issuer consists of 100 shares of Common Stock, $.01 par value per share, (ii) Sky Chefs consists of 100 shares of Common Stock, $.01 par value per share, (iii) CII consists of 100 shares of Common Stock, $.01 par value per share, and (iv) Caterair consists of 10,000 shares of Common Stock, $.01 par value per share. At the Closing Date, to our knowledge based solely on a review of the minute books of the Issuer, Sky Chefs, CII and Caterair and the Certificates, there are no outstanding subscriptions, warrants, rights or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest in the Issuer, Sky Chefs, CII or Caterair. The outstanding shares of capital stock of the Issuer, Sky Chefs, CII and Caterair have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights granted by the Issuer, Sky Chefs, CII or Caterair, as applicable, pursuant to any agreement identified on Schedule 2 hereto or its certificate of incorporation. To our knowledge based solely on a review of the minute books of Sky Chefs and CII and the Certificates, the Issuer is the record owner of all outstanding shares of capital stock of Sky Chefs and CII. To our knowledge based solely on a review of the minute books of Caterair and the Certificates, Caterair Holdings Corporation is the record owner of all outstanding shares of capital stock of Caterair.

         3. The Issuer has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture, the Notes, the Purchase Agreement and the Registration Rights Agreement. Each Guarantor has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture, its Guarantee, the Purchase Agreement and the Registration Rights Agreement.

         4. The Indenture has been duly and validly authorized by the Issuer and each Guarantor and, when executed and delivered by the Issuer and each Guarantor (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute a valid and binding obligation of the Issuer and each Guarantor, enforceable against each of them in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights (including, without limitation, fraudulent transfer or conveyance laws), (ii) general equitable principles (whether considered in a proceeding at law or in equity) and (iii) the Other Exceptions (as defined herein, and collectively with the matters referred to in clauses (i) and (ii) of this paragraph, the "EXCEPTIONS"). The Indenture meets the requirements for qualification under the TIA.

BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC             4                    August 28, 1997


         5. The Notes have been duly and validly authorized by the Issuer for issuance. The Notes, when executed by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will have been duly executed and delivered by the Issuer and will constitute valid and binding obligations of the Issuer enforceable in accordance with their respective terms, subject to the Exceptions.

         6. The Guarantee of each Guarantor endorsed on the Notes has been duly and validly authorized by such Guarantor and, when executed and delivered by such Guarantor will, upon the execution, authentication and delivery of the Notes and payment therefor in accordance with the terms of the Purchase Agreement, constitute a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the Exceptions.

         7. The Exchange Notes (as defined in the Registration Rights Agreement) have been duly and validly authorized by the Issuer. The Exchange Notes when executed and issued by the Issuer and authenticated by the Trustee in accordance with the terms of the Indenture and the Registration Rights Agreement upon exchange of the Notes in accordance with the Registration Rights Agreement, will constitute valid and binding obligations of the Issuer, enforceable in accordance with their respective terms, subject to the Exceptions.

         8. The Purchase Agreement has been duly authorized, executed and delivered by the Issuer and each Guarantor.

         9. The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer and each Guarantor and assuming due authorization, execution and delivery thereof by each other party thereto constitutes a valid and binding obligation of the Issuer and each Guarantor, enforceable in accordance with its terms, subject to the Exceptions.

         10.      Except as described in the Final Memorandum or identified on
Schedule 3 hereto, to our actual knowledge, no consent, approval, order, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority of the State of New York, or any subdivision thereof, or pursuant to the United States Federal Securities Laws or the General Corporation Law of the State of Delaware is required for the performance of the Purchase Agreement, the Notes, the Guarantees of Sky Chefs, CII or Caterair, the Indenture or the Registration Rights Agreement by the Issuer, Sky Chefs, CII or

BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC             5                    August 28, 1997


Caterair (to the extent each such entity is a party thereto), except (i) those which have been obtained, (ii) those required under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Securities by the Initial Purchasers (as to which we express no opinion), (iii) in connection with the registration under the Act of the Exchange Notes and the Guarantees of the Guarantors of the Exchange Notes pursuant to the Registration Rights Agreement and (iv) the qualification of the Indenture or the trustee thereunder under the TIA in connection with the registration of the Exchange Notes pursuant to the Registration Rights Agreement.

         11. Neither the execution, delivery and performance by the Issuer, Sky Chefs, CII or Caterair of the Purchase Agreement, the Notes, the Guarantees of Sky Chefs, CII or Caterair, the Indenture or the Registration Rights Agreement (to the extent each such entity is a party thereto), nor the compliance by the Issuer, Sky Chefs, CII or Caterair with the terms and provisions thereof (after giving effect to all amendments and waivers obtained on or prior to the Closing Date) (i) will contravene any provision of the General Corporation Law of the State of Delaware, United States Federal Securities Laws or laws of the State of New York which in our experience are normally applicable to general business corporations that are not engaged in regulated businesses and to transactions of the type contemplated by the Documents or any order, writ, injunction or decree of any court or governmental instrumentality that is identified on Schedule 4 hereto, (ii) except as set forth on Schedule 2 hereto, will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any agreement or instrument identified on Schedule 2 hereto, or (iii) will violate any provision of the certificate of incorporation or by-laws of the Issuer, Sky Chefs, CII or Caterair; provided, that, we do not express any opinion as to whether the execution, delivery or performance by the Issuer or any Guarantor of the Purchase Agreement, the Notes, the Guarantees, the Indenture or the Registration Rights Agreement or compliance with the terms thereof will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Issuer or any Guarantor.

         12. Assuming (i) the Securities are sold by the Issuer and the Guarantors to the Initial Purchasers, and initially resold by the Initial Purchasers, in accordance with the terms of, and in the manner contemplated by the Purchase Agreement and the Final Memorandum, (ii) the accuracy of the Issuer's and the Guarantors' representations and warranties set forth in Section 2 of the Purchase Agreement and the due performance by the Issuer and each Guarantor of the covenants and agreements set forth in Section 5 and (iii) the accuracy of the Initial Purchasers'

BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC              6                   August 28, 1997


representations and warranties set forth in Section 8 of the Purchase Agreement and the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 8 of the Purchase Agreement, the offer and sale of the Securities to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Final Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with the Purchase Agreement and the Final Memorandum does not require registration under the Act and does not require the qualification of the Indenture under the TIA; it being understood that no opinion is expressed as to any subsequent resale of the Securities.

         13. The Notes, the Guarantees, the Indenture, the Registration Rights Agreement and the Purchase Agreement conform in all material respects to the respective descriptions thereof in the Final Memorandum.

         14. The statements made in the "Certain Federal Income Tax Considerations" section of the Final Memorandum, to the extent they describe statutes, rules or regulations or legal conclusions with respect to their application, have been reviewed by us and are correct in all material respects.

         15. Neither the consummation of the transactions contemplated by the Purchase Agreement nor the issuance, sale, execution or delivery of the Securities will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         16. Neither the Issuer nor any Guarantor is now, or after giving effect to the issuance of the Securities, the transactions contemplated by the Purchase Agreement and the other transactions contemplated by the Final Memorandum, will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         17. The statements in the Final Memorandum under the heading "Description of Notes" and "Exchange Offer; Registration Rights," insofar as such statements purport to summarize certain provisions of the Indenture, the Notes, the Guarantees, the Exchange Notes and the Registration Rights Agreement, subject to the limitations contained in such statements, provide a fair and accurate summary in all material respects of such agreements or instruments.

         We do not opine upon and do not assume any responsibility for and are not passing upon the accuracy (except as indicated in clauses 13, 14 and 17 above), completeness and fairness of the statements contained in the Final Memorandum and we have not made any

BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC             7                    August 28, 1997


independent check or verification thereof. However, we have participated in conferences with officers and other representatives of the Issuer, representatives of the independent accountants for the Issuer and representatives of the Initial Purchasers in connection with the preparation of the Final Memorandum. Based upon these conferences and our review of the documents referenced above (our determination of materiality is based to the extent we deem proper upon the opinions, representations and statements of the officers and other representatives of the Issuer), no facts have come to our attention which lead us to believe that the Final Memorandum as of the date thereof or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion or belief as to the financial statements, schedules and other financial, accounting and statistical data or information included in the Final Memorandum or omitted therefrom).

         Attached to this opinion is the Certificate which contains statements to the effect that:

         (i) Except as described in the Final Memorandum or set forth on
     Schedule 5 hereto, there are no pending or, to the best knowledge of the signatories of the Certificate, threatened (in writing) actions, suits, proceedings, inquiries or investigations to which the Issuer, Sky Chefs, CII or Caterair, or to which the property of the Issuer, Sky Chefs, CII or Caterair, is subject before any court or before or brought by any governmental agency or body of the Federal Government of the United States or any State of the United States.

         (ii) Except as described in the Final Memorandum or as set forth in the documentation relating to the Senior Bank Financing, there are no express consensual encumbrances or restrictions on the ability of Sky Chefs or CII to (a) pay dividends or make any other distributions on any of its capital stock or to pay any indebtedness owed to the Issuer or (b) make any loans or advances to, or investments in, the Issuer.

Based solely on our actual knowledge and inquiry of certain officers of the Issuer and the Guarantors, nothing has come to our attention that would give us reason to doubt the veracity of the statements made in the Certificate.

BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC              8                   August 28, 1997


         Our opinions set forth above are subject to the following limitations, qualifications and assumptions:

         The opinion expressed in paragraph 2 as to contractual preemptive rights does not imply an opinion as to any anti-dilution or similar provisions set forth in any license, agreement, contract, indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument.

         The foregoing opinions are subject to the qualification that the enforceability of certain waivers, rights and remedies provided in the Documents may be unavailable or limited by certain laws and judicial decisions.

         We express no opinion or belief as to the financial statements, schedules and other financial, accounting and statistical data or information included in the Final Memorandum or omitted therefrom or with respect to any necessary qualification under the state securities or "Blue Sky" laws of the various jurisdictions in which the Securities are being offered by the Initial Purchasers.

         With respect to our opinions set forth in paragraphs 10 and 11 above with respect to the Issuer's, Sky Chefs', CII's or Caterair's performance of agreements or obligations, we address performance only of agreements and obligations which are required to be performed on or prior to the date hereof.

         With respect to our opinions set forth above, we also assume that all of the issued and outstanding shares of capital stock of each Guarantor are owned beneficially and of record by the persons set forth on Schedule 1 attached hereto. In addition, we assume that all of the issued and outstanding shares of the capital stock of each Guarantor have been duly authorized and validly issued and are fully paid and nonassessable.

         We express no opinion as to (i) the provisions of the Purchase Agreement, the Registration Rights Agreement, the Indenture, or any other agreement or document providing for the indemnification of or contribution to a party with respect to a liability arising under Federal or state securities laws or where such indemnification or contribution is contrary to public policy, (ii) any purported waiver of rights under stay, extension and usury laws contained in the Indenture, the Notes or the Exchange Notes or (iii) the effect of any fraudulent transfer or conveyance laws (collectively, the "OTHER EXCEPTIONS").

BT Securities Corporation
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
Bankers Trust International PLC               9                  August 28, 1997


         To the extent that the obligations of the Issuer under the Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Trustee under the Indenture is duly organized, validly existing and in good standing under the laws of its jurisdiction of its organization; that the Trustee is duly qualified to engage in the activities contemplated by the Indenture; that the Indenture has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms; that the Trustee is in compliance, generally and with respect to acting as trustee under the Indenture, with all applicable laws and regulations; and that the Trustee has the requisite organizational and legal power and authority to perform its obligations under the Indenture.

         To the extent that the obligations of the Issuer under the Purchase Agreement and the Registration Rights Agreement may be dependent upon such matters, we assume for purposes of this opinion that each Initial Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of its organization; that each Initial Purchaser is duly qualified to engage in the activities contemplated by such agreements; that each of such agreements has been duly authorized, executed and delivered by each Initial Purchaser and constitutes a legal, valid and binding obligation of each Initial Purchaser, enforceable against such Initial Purchaser in accordance with its terms; that each Initial Purchaser is in compliance, generally and with respect to acting as Initial Purchaser under such agreements, with all applicable laws and regulations; and that each Initial Purchaser has the requisite organizational and legal power and authority to perform its obligations under such agreements.

         Our opinions are rendered solely for your information with respect to the foregoing, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                        Very truly yours,

                                   SCHEDULE 1

                   Jurisdictions in Which Entities Are in Good
                                    Standing

DATE OF QUALIFICATION                                      STATE

                         SC INTERNATIONAL SERVICES, INC.
July 10, 1995                                              Delaware
September 28, 1995                                         Texas

                                 SKY CHEFS, INC.
September 19, 1941                                         Delaware
April 9, 1981                                              Alabama
November 2, 1941                                           Arizona
December 2, 1942                                           California
December 1, 1949                                           Colorado
September 28, 1995                                         Connecticut
May 2, 1977                                                Florida
September 28, 1995                                         Georgia
July 9, 1942                                               Illinois
November 3, 1944                                           Kentucky
December 1, 1980                                           Louisiana
March 5, 1970                                              Maryland
December 28, 1944                                          Massachusetts
December 2, 1971                                           Michigan
January 25, 1996                                           Minnesota
July 29, 1980                                              Missouri
October 11, 1985                                           Nebraska
September 28, 1995                                         Nevada

DATE OF QUALIFICATION                                      STATE

June 7, 1979                                               New Jersey
November 23, 1981                                          New Mexico
October 31, 1941                                           New York
May 5, 1986                                                North Carolina
November 3, 1941                                           Ohio
July 1, 1942                                               Oklahoma
October 13, 1966                                           Oregon
No Date Reported                                           Pennsylvania
September 28, 1995                                         South Carolina
October 31, 1941                                           Tennessee
December 8, 1941                                           Texas
September 28, 1995                                         Utah
October 18, 1976                                           Virginia
September 28, 1995                                         Washington
June 21, 1968                                              Washington, D.C.
September 10, 1980                                         Wisconsin


                          SKY CHEFS INTERNATIONAL CORP.
November 9, 1993                                           Delaware


                        CATERAIR INTERNATIONAL, INC. (II)
July 6, 1995                                               Delaware
September 27, 1995                                         California
September 27, 1995                                         Maryland

DATE OF QUALIFICATION                                      STATE

September 27, 1995                                         Massachusetts
September 27, 1995                                         New York
September 29, 1995                                         Pennsylvania
September 27, 1995                                         Utah

                             BETHESDA SERVICES, INC.
September 21, 1995                                         Delaware

                          CATERAIR NEW ZEALAND LIMITED
                (formerly Bethesda Services Holding Corporation)
September 21, 1995                                         Delaware

                            ARLINGTON SERVICES, INC.
December 8, 1992                                           Delaware

                     ARLINGTON SERVICES HOLDING CORPORATION
September 15, 1995                                         Delaware

DATE OF QUALIFICATION                                      STATE

                        ONEX OHIO ACCEPTANCE CORPORATION
April 23, 1986                                             Delaware

                             ONEX OHIO CREDIT CORP.
April 23, 1986                                             Delaware

                             ONEX OHIO EQUITY CORP.
April 27, 1987                                             Delaware

                             ONEX OHIO FINANCE CORP.
December 15, 1987                                          Delaware

                           ONEX OHIO FINANCE CORP. II
February 16, 1989                                          Delaware

                             ONEX OHIO CAPITAL CORP.
September 26, 1988                                         Delaware

                             ONEX OHIO FISCAL CORP.
September 26, 1988                                         Delaware

                              ONEX OHIO FUNDS CORP.
September 26, 1988                                         Delaware

DATE OF QUALIFICATION                                      STATE

                            ONEX OHIO CREDIT CORP. II
December 29, 1993                                          Delaware

                            ONEX OHIO FUNDS CORP. II
December 29, 1993                                          Delaware

                            ONEX OHIO FISCAL CORP. II
December 29, 1993                                          Delaware

                            ONEX OHIO EQUITY CORP. II
December 29, 1993                                          Delaware

                           ONEX OHIO CAPITAL CORP. II
December 29, 1993                                          Delaware

DATE OF QUALIFICATION                                      STATE

                       CATERAIR INTERNATIONAL CORPORATION
June 26, 1989                                              Delaware
October 18, 1989                                           Arizona
September 25, 1989                                         California
September 25, 1989                                         Connecticut
September 15, 1989                                         Florida
September 25, 1989                                         Georgia
September 25, 1989                                         Louisiana
June 30, 1989                                              Maryland
September 25, 1989                                         Massachusetts
September 25, 1989                                         Michigan
October 31, 1989                                           Minnesota
October 6, 1989                                            Missouri
December 8, 1989                                           Nevada
October 19, 1989                                           New Mexico
September 26, 1989                                         New York
September 25, 1989                                         Oregon
September 25, 1989                                         Pennsylvania
September 26, 1989                                         South Carolina
September 25, 1989                                         Texas
September 25, 1989                                         Utah
September 25, 1989                                         Washington
September 27, 1989                                         Washington, D.C.

                        CATERAIR AIRPORT PROPERTIES, INC.
                  (FORMERLY MARRIOTT AIRPORT PROPERTIES, INC.)

DATE OF QUALIFICATION                                      STATE

September 1, 1972                                          Delaware
June 26, 1989                                              California

                    CATERAIR CONSULTING SERVICES CORPORATION
                          (formerly KCI Caterers, Inc.)
July 2, 1971                                               Delaware
October 15, 1971                                           Missouri

                    CATERAIR ST. THOMAS HOLDINGS CORPORATION
November 13, 1992                                          Delaware

                               JFK CATERERS, INC.
October 11, 1983                                           Delaware
October 20, 1983                                           New York

DATE OF QUALIFICATION                                      STATE

                             WESTERN AIRE CHEF, INC.
May 17, 1973                                               Delaware
June 5, 1973                                               California
August 3, 1992                                             Minnesota

                            SKY CHEFS ARGENTINE, INC.
              (formerly Marriott Argentine Airline Catering, Inc.)
June 15, 1990                                              Delaware

                  CATERAIR INTERNATIONAL TRANSITION CORPORATION
October 12, 1995                                           Delaware
January 5, 1996                                            South Carolina

                                   SCHEDULE 2

                            Agreements or Instruments

Capitalized terms used but not defined in this Schedule 2, have the meanings set forth in the attached opinion letter

Catering Services Agreement, dated as of April 27, 1992, between Sky Chefs and American Airlines, Inc. ("AMERICAN")

Amendment to Catering Services Agreement, dated as of February 12, 1993, between Sky Chefs and American

Amendment to Catering Services Agreement, dated as of June 29, 1993, between Sky Chefs and American

Amendment to Catering Services Agreement, dated as of July 15, 1994, between Sky Chefs and American

Employment Agreement, dated as of January 1, 1997, between Michael Z. Kay and Sky Chefs

Employment Agreement, dated as of January 1, 1997, between Patrick W. Tolbert and Sky Chefs

Employment Agreement, dated as of January 1, 1997, between Randall C. Boyd and Sky Chefs

Management Shareholders' Agreement, dated as of May 29, 1986, among Onex Food Services, Inc. and certain other parties

Promissory Note, dated September 29, 1995, by Caterair in favor of the Issuer

Catering Services Agreement, dated February 11, 1992, between Caterair and American, as amended

Global Catering Agreement, dated July 31, 1996, between Canadian Airlines International Ltd. and Sky Chefs

Credit Agreement, dated as of September 29, 1995, among Onex Food Services, Inc., the Issuer, Caterair, Caterair Holdings Corporation and the lenders named therein, Bankers Trust Company, Morgan Guaranty Trust Company of New York and Goldman, Sachs & Co., as documentation agent, Bankers Trust Company of New York, as syndication agent, and Morgan Guaranty Trust Company of New York, as administrative agent, and the Bank of New York, as co-agent -- This Agreement will be satisfied and discharged at the closing of the offering of the Notes.

The Indenture, dated as of September 15, 1995, among the Issuer, the Sky Chefs, CII, Caterair and The Bank of New York, as trustee

Those several Lease Agreements, each dated as of May 15, 1993, between Caterair, on the one hand, and TriNet Essential Facilities VIII B, Inc. or TriNet Essential Facilities X, Inc., as the case may be, on the other hand, as amended

Agreement concerning Delta Dailyfoods Texas, Inc. between Cabeco Holdings, Inc. and Sky Chefs and Aaldering Holdings, Inc., dated December 17, 1993

Securityholders' Agreement, dated as of September 29, 1995, among Onex Food Services, Inc., Onex U.S. LLC and certain other parties

Stockholders' Agreement, dated as of December 6, 1993, among Onex Corporation, Onex Food Services, Inc., OnCap Holdings U.S., Inc., OMI Quebec Inc., LSG Lufthansa Service GmbH and LSG Lufthansa Service USA Corporation, as amended

Catering Agreement, effective the 30th day of September 1995, by and between United Air Lines, Inc. and Sky Chefs relating to various airports

Catering Agreement, dated as of June 1, 1996, between Delta Air Lines, Inc. and Sky Chefs relating to various airports

Catering Agreement, dated as of September 30, 1996, between Sky Chefs and Northwest Airlines, Inc.

                                   SCHEDULE 3

             Consent, Waivers, Approvals, Authorizations And Orders

None.

                                   SCHEDULE 4

                      Orders, Writs, Injunctions or Decrees
                  of any Court or Governmental Instrumentality

None.

                                   SCHEDULE 5

                       Pending or Threatened Litigations,
                          Actions, Suits or Proceedings

                                                                       Exhibit C


                       [Form of Opinion of Kaye, Scholer,
                          Fierman, Hays & Handler, LLP,
                      with respect to certain tax matters]

                                                                       Exhibit D



                   [Form of Opinion of Price Waterhouse, LLP]

                                                                      Schedule A



                                  SUBSIDIARIES

                         SC International Services, Inc.
                                    ("SCIS")

 ------------------------------------ ----------------- ----------------------
                                      OWNERSHIP         JURISDICTION
 SUBSIDIARY                           PERCENTAGE        OF INCORPORATION
 ------------------------------------ ----------------- ----------------------
 Sky Chefs, Inc.*  ("Sky Chefs")      SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Caterair International, Inc. (II)*   SCIS (100%)       Delaware
 ("CII")
 ------------------------------------ ----------------- ----------------------
 Caterair International               SCIS (100%)       Delaware
 Transition Corporation*
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Acceptance                 SCIS (100%)       Delaware
 Corporation*
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Finance Corp.*             SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Finance Corp. II*          SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Equity Corp.*              SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Equity Corp. II*           SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Credit Corp.*              SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Credit Corp. II*           SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Capital Corp.*             SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Capital Corp. II*          SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Fiscal Corp.*              SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Fiscal Corp. II*           SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Funds Corp.*               SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Onex Ohio Funds Corp. II*            SCIS (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Arlington Services, Inc.*  ("ASI")   Sky Chefs (100%)  Delaware
 ------------------------------------ ----------------- ----------------------
 Arlington Services Holding           Sky Chefs (100%)  Delaware
 Corporation* ("ASHC")
 ------------------------------------ ----------------- ----------------------
 Sky Chefs International Corp.*       Sky Chefs (100%)  Delaware
 ("SCIC")
 ------------------------------------ ----------------- ----------------------
 Bethesda Services, Inc.*  ("BSI")    CII (100%)        Delaware
 ------------------------------------ ----------------- ----------------------

 ------------------------------------ ----------------- ----------------------
                                      OWNERSHIP         JURISDICTION
 SUBSIDIARY                           PERCENTAGE        OF INCORPORATION
 ------------------------------------ ----------------- ----------------------
 Caterair New Zealand Limited*        BSI (100%)        Delaware
 (formerly known as Bethesda
 Services Holding Corporation)
 ("CNZL")
 ------------------------------------ ----------------- ----------------------
 JFK Caterers, Inc.*                  ASHC (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Caterair Consulting Services         ASHC (100%)       Delaware
 Corporation*
 ------------------------------------ ----------------- ----------------------
 Western Aire Chef, Inc.*  ("WAC")    ASHC (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 Caterair Airport Properties, Inc.*   ASHC (100%)       Delaware
 ("CAP")
 ------------------------------------ ----------------- ----------------------
 Caterair St. Thomas Holding          ASHC (100%)       Delaware
 Corporation* ("CSTHC")
 ------------------------------------ ----------------- ----------------------
 Sky Chefs Argentine, Inc.*           ASHC (100%)       Delaware
 ------------------------------------ ----------------- ----------------------
 LSG Sky Chefs do Brazil              SCIC (100%)       Brazil
 Catering-Refeicoes Ltda.  ("LSG do
 Brazil")
 ------------------------------------ ----------------- ----------------------
 ServCater International Ltda.        LSG do Brazil     Brazil
                                      (90%)
 ------------------------------------ ----------------- ----------------------
 Arlington Services Mexico S.A. de    ASHC (100%)       Mexico
 C.V. ("ASM")
 ------------------------------------ ----------------- ----------------------
 Caterair de Mexico S.A. de C.V.      ASM (100%)        Mexico
 ------------------------------------ ----------------- ----------------------
 Comisariato Gotre S.A.               ASM (100%)        Mexico
 ------------------------------------ ----------------- ----------------------
 Inmobiliaria Maraca S.A. de C.V.     ASM (100%)        Mexico
 ------------------------------------ ----------------- ----------------------
 Casa de Ponce de Leon, S.A.          ASM (100%)        Mexico
 ("CPL")
 ------------------------------------ ----------------- ----------------------
 Cocina del Aire Provincia S.A. de    CPL (100%)        Mexico
 C.V.
 ------------------------------------ ----------------- ----------------------
 Caterair Inflite Services de         CP L(100%)        Mexico
 Mexico S.A. de C.V.
 ------------------------------------ ----------------- ----------------------
 Cater Suprimento de Refeicoes,       ASHC (100%)       Brazil
 Ltd.  ("CSRL")
 ------------------------------------ ----------------- ----------------------
 Caterair Servicos de Bordo e         CSRL (100%)       Brazil
 Hotelaria S.A.
 ------------------------------------ ----------------- ----------------------
 Caterair Chateau Canada              ASHC (100%)       Canada
 Limited ("CCCL")
 ------------------------------------ ----------------- ----------------------

 ------------------------------------ ----------------- ----------------------
                                      OWNERSHIP         JURISDICTION
 SUBSIDIARY                           PERCENTAGE        OF INCORPORATION
 ------------------------------------ ----------------- ----------------------
 SC International Services Ireland    CCCL (100%)       Ireland
 ------------------------------------ ----------------- ----------------------
 Sky Chefs U.K. Limited ("SCUKL")     ASHC (100%)       United Kingdom
 ------------------------------------ ----------------- ----------------------
 LSG Lufthansa Service Sky            SCUKL (50%)       United Kingdom
 Chefs/GCC Limited
 ------------------------------------ ----------------- ----------------------
 Arlington Services Panama S.A. de    ASHC (100%)       Panama
 C.V. ("ASP")
 ------------------------------------ ----------------- ----------------------
 Inversiones Turisticas               ASP (100%)        Panama
 Aeropuerto Panama S.A.  ("ITAP")
 ------------------------------------ ----------------- ----------------------
 Caterair International de Panama     ITAP (100%)       Panama
 S.A.
 ------------------------------------ ----------------- ----------------------
 Caterair Barcelona S.A.              ASHC ([80]%)      Spain
 ------------------------------------ ----------------- ----------------------
 Caterair Madrid S.A. ("CM")          ASHC (100%)       Spain
 ------------------------------------ ----------------- ----------------------
 Caterair Barcelona S.A.              CM (20%)          Spain
 ------------------------------------ ----------------- ----------------------
 LSG Lufthansa Service Sky Chefs      ASHC (100%)       France
 France S.A.
 ------------------------------------ ----------------- ----------------------
 Caterair International               ASHC (100%)       Venezuela
 Venezuela C.A. ("CIV")
 ------------------------------------ ----------------- ----------------------
 Marriott Export Services, L.A.       CIV (100%)        Venezuela
 ------------------------------------ ----------------- ----------------------
 Marriott International Trade         CIV (100%)        Venezuela
 Services C.A.
 ------------------------------------ ----------------- ----------------------
 Caterair International Japan Ltd.    ASHC (100%)       Japan
 ------------------------------------ ----------------- ----------------------
 Caterair In-Flite Services of        ASHC (100%)       Virgin Islands
 V.I., Inc.
 ------------------------------------ ----------------- ----------------------
 Marriott In-Flite Services of        ASHC (100%)       Korea
 Korea, Ltd.-
 ------------------------------------ ----------------- ----------------------
 Caterair Australia Pty. Ltd. ("CAP   CAP (100%)        Australia
 Ltd.")
 ------------------------------------ ----------------- ----------------------
 Caterair Airport Services Pty.       CAP Ltd. (51%)    Australia
 Ltd.  ("CASP")
 ------------------------------------ ----------------- ----------------------
 Caterair Airport Services (Sydney)   CASP (100%)       Australia
 Pty. Ltd.
 ------------------------------------ ----------------- ----------------------
 Caterair Taiwan Inflight Services,   CNZL (100%)       Taiwan
 Inc.-
 ------------------------------------ ----------------- ----------------------

 ------------------------------------ ----------------- ----------------------
                                      OWNERSHIP         JURISDICTION
 SUBSIDIARY                           PERCENTAGE        OF INCORPORATION
 ------------------------------------ ----------------- ----------------------
 Caterair Portugal                    CAP (26%)         Portugal
 Assistancia A Bordo Limitada
 ------------------------------------ ----------------- ----------------------
 Caterair Chile S.A.  ("CC")          WAC (99%)         Chile
                                      CAP (1%)
 ------------------------------------ ----------------- ----------------------
 Caterair Servicos                    CC (97%)          Chile
 Industriales Ltda                    Sergio
                                      Aldunate (3%)


-------------------------
*     Guarantor of Notes.
-     Held pursuant to certain trust arrangements.

                       Caterair International Corporation
                                  ("Caterair")


 ---------------------------------- ------------------- ----------------------
                                    OWNERSHIP           JURISDICTION
 SUBSIDIARY                         PERCENTAGE          OF INCORPORATION
 ---------------------------------- ------------------- ----------------------
 Caterair Contracting               Caterair (100%)     Delaware
 Corporation
 ---------------------------------- ------------------- ----------------------
 Caterair Portugal                  Caterair (74%)      Portugal
 Assistancia A Bordo
 Limitada
 ---------------------------------- ------------------- ----------------------

                                 JOINT VENTURES

                         SC International Services, Inc.
                                    ("SCIS")

 ------------------------------------ ----------------- ----------------------
                                      OWNERSHIP         JURISDICTION
 JOINT VENTURE                        PERCENTAGE        OF INCORPORATION
 ------------------------------------ ----------------- ----------------------

 Aerococina, S.A. de C.V.             SCIS (49%)        Mexico
 ------------------------------------ ----------------- ----------------------
 LSG Lufthansa Service Sky Chefs      SCUKL (50%)       United Kingdom
 GCC Limited
 ------------------------------------ ----------------- ----------------------
 Caterair Brasil, S.A.                ASHC (49%)        Brazil
 ------------------------------------ ----------------- ----------------------
 Barbados Flight Kitchen              ASHC (49%)        Barbados
 Limited-(u)
 ------------------------------------ ----------------- ----------------------
 Versair Inflight Services Ltd.-(u)   ASHC (24%)        Jamaica
 ------------------------------------ ----------------- ----------------------
 St Lucia Catering Services Ltd.-(u)  ASHC (49%)        St. Lucia
 ------------------------------------ ----------------- ----------------------
 Antigua Catering Services Ltd.(u)    ASHC (49%)        Antigua
 ------------------------------------ ----------------- ----------------------
 Caterair Lebanon SAL -               ASHC (20%)        Lebanon
 ------------------------------------ ----------------- ----------------------
 Gulf International Caterers W.L.L.   ASHC (49%)        Bahrain
 ------------------------------------ ----------------- ----------------------
 St. Thomas Catering                  CSTHC (37%)       Delaware
 Corporation(u)
 ------------------------------------ ----------------- ----------------------
 Inflight Holdings (Cayman) Ltd.      ASHC (49%)        Cayman Islands
 ("IHCL")-(u)
 ------------------------------------ ----------------- ----------------------
 Ecuador Inflight Services (Cayman)   IHCL (100%)       Ecuador
 Ltd.  ("EISCL")(u)
 ------------------------------------ ----------------- ----------------------
 Cateraire del Ecuador(u)             EISCL (61%)       Ecuador
 ------------------------------------ ----------------- ----------------------
 Industrial Catering Services         IHCL (100%)       Cayman Islands
 (Cayman) Ltd. ("ICSCL")(u)
 ------------------------------------ ----------------- ----------------------
 Godca S.A.(u)                        ICSCL (100%)      El Salvador
 ------------------------------------ ----------------- ----------------------
 Cayman Catering Services Ltd.(u)     IHCL (100%)       Cayman Islands
 ------------------------------------ ----------------- ----------------------
 Belize Inflight Services (Cayman)    IHCL (100%)       Cayman Islands
 Ltd.  ("BISCL")(u)
 ------------------------------------ ----------------- ----------------------
 Belize Inflight Services Limited(u)  BISCL (100%)      Belize
 ------------------------------------ ----------------- ----------------------

 ------------------------------------ ----------------- ----------------------
                                      OWNERSHIP         JURISDICTION
 JOINT VENTURE                        PERCENTAGE        OF INCORPORATION
 ------------------------------------ ----------------- ----------------------
 Cocina del Aire (Cayman) Ltd.        IHCL (100%)       Cayman Islands
 ("CACL")(u)
 ------------------------------------ ----------------- ----------------------
 Cocina del Aire, S.A. de C.V.(u)     CACL (100%)       Guatemala
------------------------------------ ----------------- ----------------------
 Grenada Inflight (Cayman) Ltd.       IHCL (100%)       Cayman Islands
 ("GICL")(u)
 ------------------------------------ ----------------- ----------------------
 Inflight Caterers (Grenada) Ltd.(u)  GICL (50%)        Grenada
 ------------------------------------ ----------------- ----------------------
 St. Maarten In-flight (Cayman)       IHCL (100%)       Cayman Islands
 Ltd. ("SMICL")(u)
 ------------------------------------ ----------------- ----------------------
 St. Maarten In-flight                SMICL (100%)      St. Maarten
 Services N.V.(u)
 ------------------------------------ ----------------- ----------------------
 Cocina de Vuelos S.A. de C.V.-(u)    ASHC (49%)        El Salvador
 ------------------------------------ ----------------- ----------------------
 Airport Restaurants (1992) Limited   ASHC (49%)        Barbados
 -(u)
 ------------------------------------ ----------------- ----------------------
 Aeromar, Ltd. ("AL")                 SCUKL (49%)       Russia
 ------------------------------------ ----------------- ----------------------
 Huntsman Aeromar                     AL (25%)          Russia
 ------------------------------------ ----------------- ----------------------
 Comisariato de Baja                  ASM (50%)         Mexico
 California S.A. de C.V.
 ------------------------------------ ----------------- ----------------------
 Delta Dailyfood Texas, Inc.          Sky Chefs (33%)   Texas
 ------------------------------------ ----------------- ----------------------


----------------------------
-     Held pursuant to certain trust arrangements.
(u)   Related to Goddard/SCIS Joint Venture



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                       Caterair International Corporation
                                  ("Caterair")



                                     [None.]


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